Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 68 to Registration Statement No. 33-45961 of Ivy Funds on Form N-1A of our report dated May 20, 2009, relating to the financial statements and financial highlights of Ivy Funds, Inc., including Ivy Asset Strategy Fund, Ivy Capital Appreciation Fund, Ivy Core Equity Fund, Ivy Energy Fund, Ivy High Income Fund, Ivy Large Cap Growth Fund, Ivy Limited-Term Bond Fund, Ivy Mid Cap Growth Fund, Ivy Money Market Fund, Ivy Municipal Bond Fund, Ivy Small Cap Growth Fund, and Ivy Science & Technology Fund, appearing in the Annual Report on Form N-CSR of Ivy Funds, Inc. for the fiscal year ended March 31, 2009. We also consent to the incorporation by reference in this Registration Statement of our report dated May 20, 2009, relating to the financial statements and financial highlights of Ivy Funds, including Ivy Balanced Fund, Ivy Bond Fund, Ivy Cundill Global Value Fund, Ivy Dividend Opportunities Fund, Ivy European Opportunities Fund, Ivy Global Bond Fund, Ivy Global Natural Resources Fund, Ivy International Balanced Fund, Ivy International Core Equity Fund, Ivy International Growth Fund, Ivy Managed European/Pacific Fund, Ivy Managed International Opportunities Fund, Ivy Micro Cap Growth Fund, Ivy Mortgage Securities Fund, Ivy Pacific Opportunities Fund, Ivy Real Estate Securities Fund, Ivy Small Cap Value Fund, and Ivy Value Fund, appearing in the Annual Report on Form N-CSR of Ivy Funds for the fiscal year ended March 31, 2009. We also consent to the incorporation by reference in this Registration Statement of our report dated August 15, 2008, relating to the financial statements and financial highlights of Waddell & Reed Advisors Tax-Managed Equity Fund, Inc., appearing in the Annual Report on Form N-CSR of Waddell & Reed Advisors Tax-Managed Equity Fund, Inc. for the fiscal year ended June 30, 2008. We also consent to the incorporation by reference in this Registration Statement of our report dated November 17, 2008, relating to the financial statements and financial highlights of Waddell & Reed Advisors Municipal High Income Funds, Inc., appearing in the Annual Report on Form N-CSR of Waddell & Reed Advisors Municipal High Income, Inc. for the fiscal year ended September 30, 2008. We also consent to the references to us under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information, which are parts of such Registration Statement.

DELOITTE & TOUCHE LLP

Kansas City, MO

March 29, 2010